Lord Abbett Convertible Fund

Supplement dated April 29, 2013 to the

Summary Prospectus dated April 1, 2013

The following replaces the subsection titled “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2003
Alan R. Kurtz, Portfolio Manager	2003

Please retain this document for your future reference.